UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

Camden National Corporation

(Exact name of registrant as specified in its charter)

Maine	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 29, 2013, Skowhegan Savings Bank and Camden National Bank (the “Bank”), a wholly-owned subsidiary of Camden National Corporation (the “Company”), jointly announced that the two banks have entered into a definitive agreement for Skowhegan Savings Bank to purchase the Bank’s Farmington, Kingfield, Phillips, Rangeley and Stratton branches

The transaction is subject to regulatory approval and other customary closing conditions, and is expected to be completed in the fourth quarter of 2013.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Report:

	Exhibit No	Description
	99.1	Press release dated May 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2013

CAMDEN NATIONAL CORPORATION
(Registrant)

By:	/s/ DEBORAH A. JORDAN
Deborah A. Jordan
Chief Financial Officer and Principal
Financial & Accounting Officer